AMERICAN PENSION INVESTORS TRUST
                          YORKTOWN CLASSIC VALUE TRUST

               SUPPLEMENT TO PROSPECTUS DATED SEPTEMBER 20, 1995

     Effective March 20, 1996 (the "Effective Date"), investors purchasing shares ("Purchased Shares") of Yorktown Classic Value Trust ("Fund") will receive, as a bonus, additional shares of the Fund having a net asset value equal to 2% of the purchase price ("Bonus Shares"). Bonus Shares shall be paid for by Yorktown Management & Research Company, Inc., the Fund's adviser. For federal income tax purposes, the purchase price paid will be allocated proportionately among the Purchased Shares and the Bonus Shares (with the result that your tax basis per share will be approximately 98% of the purchase price per share). The issuance of Bonus Shares may be discontinued at any time without prior notice to shareholders.

     The following disclosure supersedes and replaces the disclosure appearing under the heading Contingent Deferred Sales Charge on pages 12-13 of the Fund's prospectus:

     A contingent deferred sales charge generally will be imposed on redemptions of all shares (Purchased Shares as well as Bonus Shares) that were purchased within five years of the redemption date. The contingent deferred sales charge is 2% of the lesser of (1) the net asset value of the shares redeemed or (2) the cost of such shares. No contingent deferred sales charge is imposed on amounts derived from (a) increases in the value of shares redeemed above the original purchase price of such shares due to increases in the net asset value per share of the Fund, (b) reinvestment of dividends or capital gain distributions, or (c) shares redeemed five years or more after their purchase. For purposes of the foregoing, the cost of each share or original price of each share shall be determined by allocating the price paid proportionately among the Purchased Shares and the Bonus Shares.

     The contingent deferred sales charge will be determined as follows:

       2% of amounts redeemed in the first five years after the date of purchase

       0% of amounts redeemed thereafter

     In determining whether a contingent deferred sales charge is payable and, if so, the percentage charge applicable, it is assumed that shares held the longest by a shareholder are the first to be redeemed.

     With respect to purchases of Fund shares made prior to the Effective Date, a contingent deferred sales charge will not be imposed on redemptions by officers, directors, full-time employees, and sales representatives of Yorktown Management & Research Company, Inc. or Yorktown Distributors, Inc. With respect to purchases of Fund shares made prior to the Effective Date, a contingent deferred sales charge also will not be imposed on redemptions of Fund shares held by certain employee benefit plans ("eligible benefit plans"). To be an eligible benefit plan, there must be at least 100 initial participants with accounts investing or invested in shares of the Fund. The initial purchase by the eligible benefit plan by or for the benefit of the initial participants of the plan must aggregate not less than $25,000 and subsequent purchases must be at least $100 per account and must aggregate at least $10,000. Purchases by the eligible benefit plan must be made pursuant to a single order and may not be made more often than monthly. A separate account will be established for each participant in the plan. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

     For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to Yorktown Distributors, Inc., the Fund's distributor.

DATED: March 20, 1996

                          YORKTOWN CLASSIC VALUE TRUST
                                 P. O. Box 2529
                              2303 Yorktown Avenue
                           Lynchburg, Virginia 24501
                                 (804) 846-1361
                                 (800) 544-6060

     API Trust ("Trust") is an open-end, management investment company that offers shares of five separate series. This Prospectus relates only to shares of the Yorktown Classic Value Trust ("Fund"), a non-diversified series of the Trust. Shares of the Fund are offered through Yorktown Distributors, Inc. The Fund's minimum initial investment is $500; subsequent investments must be at least $100.

     The primary investment objective of the Fund is growth of capital; income is a secondary objective. The Fund seeks to achieve these objectives by investing primarily in equity securities which Yorktown Management & Research Company, Inc., the Fund's investment adviser, believes are undervalued in relation to the quality of the securities and the long-term earning power of their issuers, regardless of short-term indicators. In following this strategy, the Fund may invest in the securities of a fewer number of issuers and, as a result, be subject to greater risks than many other investment companies. The Fund is also permitted to borrow money in an amount up to one-third of the value of its net assets for investment purposes. Such borrowing constitutes leverage, a speculative technique that increases investment risk. No assurance can be given that the Fund will achieve its investment objectives.

     This Prospectus sets forth concisely the information about the Trust and the Fund that a prospective investor should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated September 20, 1995, has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference herein. It is available, at no charge, by contacting the Trust at the address or telephone numbers provided above.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
         AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
            HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
               SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  This Prospectus is dated September 20, 1995.

                               TABLE OF CONTENTS

    TOPIC                                                    PAGE

PROSPECTUS SUMMARY..........................................    3

TABLE OF FUND EXPENSES......................................    4

FINANCIAL HIGHLIGHTS........................................    5

GENERAL.....................................................    6

INVESTMENT OBJECTIVES AND POLICIES..........................    6

RISK FACTORS AND OTHER INVESTMENT PRACTICES.................    6

MANAGEMENT OF THE FUND......................................    9

PURCHASE OF FUND SHARES.....................................   10
  Distribution Arrangements.................................   10
  How Shares May Be Purchased...............................   10
  Systematic Investment Plan................................   11
  Determining Net Asset Value...............................   11

REDEMPTION OF FUND SHARES...................................   11
  How Shares May Be Redeemed................................   11
  Contingent Deferred Sales Charge..........................   12

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES....................   13
  Dividends and Other Distributions.........................   13
  Taxation of the Fund......................................   13
  Taxation of Shareholders..................................   13
  Qualified Retirement Plans................................   14

PERFORMANCE INFORMATION.....................................   14

FUND SHARES.................................................   15

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT...........   15

GENERAL INFORMATION.........................................   15

APPENDIX....................................................   16

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by more detailed information in the body of this Prospectus.

                              INVESTMENT POLICIES

     The Fund seeks to achieve its objectives by investing primarily in equity securities which its investment adviser believes are undervalued in relation to the quality of the securities and the long-term earning power of their issuers, regardless of short-term indicators. The Fund invests primarily in the common stock of companies listed on a national securities exchange or whose securities are traded in the over-the-counter market. See "Investment Objectives and Policies".

                               INVESTMENT ADVISER

     Yorktown Management & Research Company, Inc. (the "Adviser") manages the investments of the Fund according to the Fund's investment objectives and policies. See "Management of the Fund".

                 INITIAL/SUBSEQUENT INVESTMENTS AND REDEMPTIONS

     Minimum initial investment is $500; subsequent investments must be at least $100. Shares of beneficial interest in the Fund may be purchased at the net asset value per share next computed after receipt and acceptance of the order by Fund Services, Inc., the Fund's transfer agent. See "How Shares May Be Purchased". Shares may also be redeemed through Fund Services, Inc. Redemptions made within five years of purchase generally will be subject to a contingent deferred sales charge. See "How Shares May Be Redeemed".

                            DIVIDENDS/DISTRIBUTIONS

     Paid annually from net investment income and net capital gain. See "Dividends, Other Distributions and Taxes".

                                  RISK FACTORS

     There can be no assurance that the Fund will achieve its investment objectives. The Fund may invest in the securities of a fewer number of issuers and, as a result, be subject to greater risks than many other investment companies. The Fund may invest in foreign securities, which are subject to risks relating to adverse political and economic developments abroad, fluctuations in currency exchange rates and differing characteristics of foreign economies and markets. Prior to investment an investor should consider the various types of investments the Fund can make and the risks related to such investments. The Fund may also engage in leveraging, thereby increasing its sensitivity to changes in the value of its portfolio holdings. See "Investment Objectives and Policies" and "Risk Factors and Other Investment Practices".

                             TABLE OF FUND EXPENSES

     The following tables are intended to assist investors in understanding the expenses associated with investing in the Fund.

SHAREHOLDER TRANSACTION EXPENSES
   Sales Load Imposed on Purchases...................................................................   None
   Sales Load Imposed on Reinvested Dividends........................................................   None
   Maximum Contingent Deferred Sales Charge (as a percentage of net asset value)(1)..................    2%

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)(2)
   Management Fees (after waivers)(3)................................................................  0.34%
   12b-1 Fees........................................................................................  0.90%
   Other Expenses....................................................................................  1.15%
   Total Fund Operating Expenses (after waivers)(3)..................................................  2.39%

     (1) The maximum 2% contingent deferred sales charge applies to redemptions made within the first five years of purchase. No charge is imposed on redemptions of shares held five years or longer. See "Redemption of Fund Shares".

     (2) "Annual Fund Operating Expenses" are based on operating expenses incurred by the Fund for the fiscal year ended May 31, 1995. Long-term shareholders may pay more in 12b-1 fees over time as a percentage of their initial investment than the amount of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. ("NASD").

     (3) The Fund's investment adviser, Yorktown Management & Research Company, Inc. (the "Adviser"), waived a portion of its advisory fees during the period ended May 31, 1995. Without such waivers, Management Fees and Total Fund Operating Expenses would have been .90% and 2.95%, respectively.

EXAMPLE -- A shareholder would pay the following expenses on a $1,000 investment over various time periods assuming a 5% annual rate of return.

                                                                  ONE     THREE    FIVE      TEN
                                                                  YEAR    YEARS    YEARS    YEARS
Assuming a complete redemption at end of period(1)                $ 45     $95     $ 129    $ 275
Assuming no redemption                                            $ 25     $75     $ 129    $ 275

               (1) Assumes deduction at time of redemption of the maximum applicable contingent deferred sales charge.

     The Example assumes that all dividends and distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The 5% annual return assumed in the example is required by regulations of the Securities and Exchange Commission ("SEC") and is not a predication of, and does not represent, the projected or actual performance of Fund shares. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

                          YORKTOWN CLASSIC VALUE TRUST
                              FINANCIAL HIGHLIGHTS

     The table below provides financial highlights for one share of the Fund for the periods shown. A table follows that provides condensed information concerning debt outstanding with respect to the Fund for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Statement of Additional Information. The financial statements and notes have been audited by Coopers & Lybrand L.L.P., independent certified public accountants, whose report thereon is also included in the Statement of Additional Information. The financial highlights appearing below were derived from financial statements audited by Coopers & Lybrand L.L.P.

                                                                                   FOR THE YEAR/PERIOD
                                                                                      ENDED MAY 31,
                                                                             1995        1994        1993(1)
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR/ PERIOD:
Net asset value, beginning of year/period                                   $10.12      $10.34       $  10.00
Income from investment operations:
  Net investment income (loss)                                               (0.28)       0.06           0.02
  Net realized and unrealized gain (loss) on investments                      3.33       (0.27)          0.32
       Total income (loss) from investment operations                         3.05       (0.21)          0.34
Distributions:
  From net investment income                                                 (0.07)      (0.01)
  From net realized gain on security transactions                            (0.12)
       Total distributions                                                   (0.19)      (0.01)
          Net asset value, end of year/period                               $12.98      $10.12       $  10.34

Total return(3)                                                              30.70%      (2.04)%         5.88%(2)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year/period (000's omitted)                            $6,490      $5,323       $  3,353
  Ratio of operating expenses to average net assets(4)                        2.39%       1.99%          1.80%(2)
  Ratio of total expenses to average net assets(5)                            5.79%       4.49%          3.32%(2)
  Ratio of net investment income to average net assets                       (2.60)%      0.76%          0.42%(2)
  Portfolio turnover rate                                                      220%        170%            25%(2)

(1) Commencement of operations was November 2, 1992.

(2) Annualized.

(3) Does not reflect contingent deferred sales charge.

(4) Without fees waived by the Adviser and Distributors, the annualized ratio of operating expenses to average net assets would have been 2.95%, 2.69% and 2.76%, respectively.

(5) Without fees waived by the Adviser and Distributors, the annualized ratio of total expenses to average net assets would have been 6.34%, 5.19% and 4.29%, respectively.

                          YORKTOWN CLASSIC VALUE TRUST
                                DEBT OUTSTANDING

                                             AVERAGE DAILY         AVERAGE DAILY
                         AMOUNT OF          AMOUNT OF DEBT         NO. OF SHARES        AVERAGE AMOUNT
                      DEBT OUTSTANDING        OUTSTANDING           OUTSTANDING        OF DEBT PER SHARE
FISCAL YEAR ENDED     AT END OF PERIOD     DURING THE PERIOD     DURING THE PERIOD     DURING THE PERIOD
  May 31, 1995          $  2,638,565          $ 2,346,536              499,195              $  4.70
  May 31, 1994             2,357,355            2,001,443              442,797                 4.52
  May 31, 1993               897,354              550,057              203,424                 2.70

                                    GENERAL

     The Fund's primary investment objective is fundamental and may not be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940 ("1940 Act"). As described in the Statement of Additional Information, certain investment limitations also may not be changed without shareholder approval. Unless otherwise indicated, the Fund's secondary investment objective and all other investment policies may be changed by the Trust's Board of Trustees without shareholder approval.

     All investments involve risks, and there can be no assurance that the Fund will achieve its investment objectives. The Fund's net asset value per share will fluctuate based upon changes in the value of its portfolio securities.

                       INVESTMENT OBJECTIVES AND POLICIES

     The primary investment objective of the Fund is growth of capital; income is a secondary objective. The Fund seeks to achieve its objectives by investing primarily in equity securities which the Adviser believes are undervalued in relation to the quality of the securities and the long-term earning power of their issuers, regardless of short-term indicators.

     The Adviser believes that investing in temporarily depressed securities of sound, well-managed companies provides a greater potential for overall investment return than investing in securities selling at prices that reflect anticipated favorable developments. Securities may be undervalued because of many factors, including general market decline, earnings decline, poor economic conditions, tax losses or actual or anticipated unfavorable developments affecting the issuer. Any or all of these factors may provide buying opportunities at prices that compare favorably to historical or current price-earnings ratios, book value, return on equity, or the prospects for the companies in question.

     The Fund invests primarily in the common stock of companies listed on a national securities exchange or whose securities are traded in the over-the-counter market. The Fund may also invest in preferred stock, convertible preferred stock, convertible debentures, rights, warrants and certain other instruments. See the Appendix for more information on convertible securities, rights and warrants.

                  RISK FACTORS AND OTHER INVESTMENT PRACTICES

     This section contains general information about certain securities the Fund may invest in, the investment techniques the Fund may employ and the risks relating to these practices.

NON-DIVERSIFIED STATUS

     The Fund is "non-diversified," as that term is defined in the 1940 Act, but intends to qualify as a "regulated investment company" for federal income tax purposes. This means, in general, that more than 5% of the Fund's total assets may be invested in securities of one issuer, but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent that the Fund's portfolio at times will consist of the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), the Fund will at such times be subject to greater risk with respect to its portfolio securities than an investment company that invests in a broader range and number of securities, in that changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Fund's total return and the price of the Fund's shares.

LEVERAGE

     The Fund may engage in leveraging by borrowing up to one-third of the value of its net assets for investment purposes. The 1940 Act requires the maintenance of continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging by the Fund may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest and related costs which may or may not be recovered by appreciation of the securities purchased. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. There can be no certainty that the Fund will be able to borrow money when the Adviser seeks to do so or that it will be able to do so on advantageous terms.

HEDGING STRATEGIES

     The Fund may hedge its portfolio investments through the use of options, futures contracts and options on futures contracts. The Fund may also hedge currency risks associated with investments in foreign securities and in particular may hedge its portfolio through the use of forward foreign currency contracts. The objective of a hedging strategy is to protect a profit or offset a loss in a portfolio security from future price erosion or to assure a definite price for a security, stock index, futures contract, or currency. The Fund's ability to use options, futures and forward foreign currency contracts may be limited by market conditions, regulatory limits and tax considerations.

     There are transactional costs connected with using hedging strategies. In addition, the use of hedging strategies involves certain special risks, including (1) imperfect correlation between the hedging instruments and the securities or market sectors being hedged; (2) the possible lack of a liquid secondary market for closing out a particular instrument; (3) the need for additional skills and techniques beyond normal portfolio management; (4) the possibility of losses resulting from market movements not anticipated by the Adviser; and (5) possible impediments to effective portfolio management because of the percentage of the Fund's assets segregated to cover its obligations.

     The Statement of Additional Information contains a more complete description of the characteristics, risks and possible benefits of hedging transactions. New financial products and risk management techniques continue to be developed. The Fund may use these investments and techniques consistent with its investment objectives and regulatory and tax considerations.

FOREIGN SECURITIES

     The Fund may invest in foreign securities including common stocks, preferred stock and common stock equivalents issued by foreign companies. The Fund may also invest in American Depository Receipts, European Depository Receipts and other securities convertible into securities of corporations based in foreign countries. These securities provide a means for investing indirectly in foreign equity or debt securities. See the Statement of Additional Information for more information.

     Investments in foreign securities involve risks relating to adverse political and economic developments abroad as well as those that may result from the differences between the regulation to which U.S. issuers are subject and that applicable to foreign issuers. These risks may include adverse movements in the market value of portfolio securities on days when the Fund's net asset value is not determined, expropriation, withholding taxes on interest, confiscatory taxation, limitations on the use or transfer of the Fund's assets and political or social instability or diplomatic developments. These risks often are heightened to the extent the Fund invests in issuers located in emerging markets. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national products, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities issued by comparable U.S. companies.

     Additionally, because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of foreign securities exceed custodian costs related to domestic securities.

FOREIGN CURRENCY TRANSACTIONS

     When the Fund purchases or sells a security denominated in a foreign currency, it may be required to settle the purchase transaction in the relevant foreign currency or to receive the proceeds of the sale in the relevant foreign currency. In either event, the Fund will be obligated to acquire or dispose of the foreign currency by selling or buying an equivalent amount of U.S. dollars. To effect the conversion of the amount of foreign currency involved in the purchase or sale of a foreign security, the Fund may purchase or sell such foreign currency on a "spot"(i.e. cash) basis.

TEMPORARY INVESTMENTS AND OTHER POLICIES

     Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, the Fund temporarily may commit all or any portion of its assets to cash or money market instruments, including repurchase agreements. The Fund may invest up to 15% of its net assets in illiquid securities and up to 10% of its total assets in securities of other investment companies.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate may vary from year to year and is not a limiting factor when the Adviser considers portfolio changes appropriate. For the fiscal years ended May 31, 1995 and 1994, the Fund's portfolio turnover rates were 220% and 170%, respectively. A high portfolio turnover rate (100% or more) involves correspondingly greater transaction costs, which will be borne directly by the Fund, and increases the potential for short-term capital gains and taxes.

                             MANAGEMENT OF THE FUND

     The Trust's Board of Trustees has overall responsibility for the operation of the Trust. Pursuant to that responsibility, the Board has selected the Adviser to act as investment adviser and administrator for the Fund. Services provided by the Adviser include, but are not limited to, the provision of a continuous investment program for the Fund and supervision of all matters relating to the operation of the Fund. Among other things, the Adviser is responsible for making investment decisions and placing orders to buy, sell or hold particular securities, furnishing corporate officers and clerical staff and providing office space, office equipment and office services. In allocating portfolio transactions, the Adviser may take into account the receipt of research, analysis and advice and similar services and the sale of Fund shares and may utilize Yorktown Distributors, Inc., an affiliate of the Adviser.

     The Adviser has acted as the investment adviser to the Fund since it commenced operations on November 2, 1992. The Adviser, whose address is 2303 Yorktown Avenue, Lynchburg, Virginia 24501, was incorporated under the laws of the State of Maryland in 1984, and is controlled by David D. Basten. In addition, Mr. Basten currently serves as the Fund's portfolio manager and has served in that capacity since commencement of the Fund's operations. He is also the portfolio manager of the Trust's other series.

     For its services, the Adviser receives a monthly fee, calculated daily, payable at an annual rate of 0.90% of the average daily net assets of the Fund. The investment advisory fee paid by the Fund is higher than that paid by most investment companies. If the aggregate expenses of the Fund in any fiscal year exceed the highest expense limitation established pursuant to the statutes or regulations of any jurisdiction in which the shares of the Fund are qualified or registered for offer and sale, the Adviser agrees to waive all or a portion of its advisory fee to provide for such expenses, but such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by the Adviser in its discretion. Currently, the most restrictive such limit applicable to the Fund is 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. For purposes of this limitation, aggregate expenses of the Fund shall exclude interest, taxes, brokerage fees on portfolio transactions, Rule 12b-1 distribution fees and extraordinary expenses.

                            PURCHASE OF FUND SHARES

DISTRIBUTION ARRANGEMENTS

     Yorktown Distributors, Inc. ("Distributors"), whose address is 2303 Yorktown Avenue, Lynchburg, Virginia 24501, is the distributor of shares of the Fund. Distributors is an affiliate of the Adviser and is controlled by David D. Basten.

     Under a plan of distribution ("Plan") adopted by the Trust's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, the Fund pays Distributors, as compensation for Distributors' distribution activities with respect to the Fund, a monthly fee at the annual rate of 0.65% of the average daily net assets of the Fund. In addition, the Fund pays Distributors, as compensation for Distributors' service activities with respect to the Fund and its shareholders, a monthly fee at the annual rate of 0.25% of the average daily net assets of the Fund.

     As distributor of Fund shares, Distributors may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including, but not limited to, compensation to employees of Distributors; compensation to and expenses, including overhead and telephone and other communication expenses, of Distributors and selected dealers who engage in or support the distribution of shares or who service shareholder accounts; the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by Distributors and allocated by Distributors to its efforts to distribute shares of the Fund such as office rent, employee salaries, employee bonuses and other overhead expenses.

     Distributors may also pay certain banks, fiduciaries, custodians for public funds, investment advisers and broker-dealers a fee for administrative services in connection with the distribution of Fund shares. Such fees would be based on the average net asset value represented by shares of the administrators' customers invested in the Fund. This fee is in addition to any commissions these entities may receive from Distributors out of the fees it receives pursuant to the Plan, and, if paid, will be reimbursed by the Adviser and not the Fund.

     During the period it is in effect, the Plan obligates the Fund to pay fees to Distributors as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. Thus, even if Distributors' expenses exceed its fees, the Fund will not be obligated to pay more than those fees and, if Distributors' expenses are less than such fees, it will retain the full fee and realize a profit.

HOW SHARES MAY BE PURCHASED

     Application forms for the purchase of Fund shares can be obtained from Distributors or from a broker-dealer which has entered into an agreement with Distributors. The Fund's minimum initial investment is $500 and the minimum for additional investments is $100. An exception to these minimums is granted for payments made pursuant to special plans or if approved by Distributors. All orders will be executed at the net asset value per share next computed after receipt and acceptance by Fund Services, Inc., the Fund's transfer agent, of a completed and signed purchase application together with a check to cover the purchase.

     The Fund does not impose a front-end sales load when Fund shares are purchased; however, a broker-dealer may charge a fee for selling Fund shares. In addition, Fund shares are subject to a contingent deferred sales charge payable upon certain redemptions. The Trust and Distributors reserve the right to reject any purchase order.

     When Fund shares are initially purchased, an account is automatically established for the shareholder. Any shares subsequently purchased or received as a distribution are credited directly to the shareholder account. No share certificates are issued unless specifically requested in writing to the Trust. Certificates are issued in full shares only. In addition, no certificates are issued for shares purchased by check until 15 business days have elapsed, unless the Trust is reasonably assured that payment for the shares has been collected. There is no charge for certificate issuance.

SYSTEMATIC INVESTMENT PLAN

     Shareholders may purchase Fund shares through a Systematic Investment Plan. Under the Plan, Fund Services, Inc., at regular intervals, will automatically debit a shareholder's bank checking account monthly or quarterly in an amount of $100 or more (subject to the $500 minimum initial investment), as specified by the shareholder. The purchase of Fund shares will be effected at their offering price at the close of normal trading on the New York Stock Exchange, Inc. ("NYSE") on or about the 15th day of the month. To obtain an application for the Systematic Investment Plan, write to Distributors at the address shown on the back cover of this Prospectus.

DETERMINING NET ASSET VALUE

     The net asset value of the Fund's shares is determined as of the close of normal trading (currently 4:00 p.m., eastern time) on the NYSE each day that the NYSE is open for business. The net asset value per share is computed by dividing the value of the Fund's securities plus any cash and other assets (including dividends accrued but not yet collected) minus all liabilities (including accrued expenses) by the total number of Fund shares outstanding. Fund assets are valued at current market value or, where unavailable, at fair value as determined in good faith by or under the direction of the Board of Trustees. All investments denominated in foreign currency are valued daily in U.S. dollars on the basis of the then-prevailing exchange rate.

                           REDEMPTION OF FUND SHARES

HOW SHARES MAY BE REDEEMED

     Fund shares may be redeemed by mailing redemption requests to the Fund's transfer agent, Fund Services, Inc. at P.O. Box 26305, Richmond, Virginia 23260. Upon receipt at the offices of Fund Services, Inc. of a redemption request in "good order", the shares will be redeemed at the net asset value per share computed at the close of normal trading on the NYSE on that day (subject to the applicable contingent deferred sales charge described below).

     A redemption request is considered in "good order" only if:

     1. The dollar amount or number of shares to be redeemed is indicated.

     2. The written request is signed by the registered owner and by any co-owner of the account in exactly the same name or names used in establishing the account.

     3. Where share certificates have been issued, the written request must be accompanied by such certificates for shares to be redeemed, properly endorsed in form for transfer, and either the share certificates or separate instructions of assignment (stock powers) are signed by each registered owner and co-owner exactly as the shares are registered.

     4. The signatures on any share certificates (or on accompanying stock powers) are guaranteed by a bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union (if authorized under state law), national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees from a notary public are not acceptable.

Redemption requests received after the close of normal trading on the NYSE will be executed at the net asset value per share next computed. The signature(s) on all redemption requests of $10,000 or more must be guaranteed as described in item 4 above.

     Redemption proceeds will be forwarded by check within five days of the receipt of a redemption request. If the shares to be redeemed were paid for by check, then to allow clearance the redemption proceeds may be delayed for up to 15 days after the purchase date. The redemption proceeds may be more or less than the original cost.

     Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the request for redemption. If there is a question concerning the redemption of Fund shares, contact Distributors, your broker or Fund Services, Inc.

     Because of the high cost of maintaining small accounts, the Trust reserves the right to redeem shareholder accounts of less than $100 net asset value resulting from redemptions or exchanges. If the Trust elects to redeem such shares, it will notify the shareholder of its intention to do so and provide the shareholder with the opportunity to increase the amount invested to $100 or more within 30 days of notice.

CONTINGENT DEFERRED SALES CHARGE

     A contingent deferred sales charge generally is imposed on redemptions made within five years of the date that Fund shares are purchased. The contingent deferred sales charge is 2% of the lesser of (1) the net asset value of the shares redeemed or (2) the cost of such shares. No contingent deferred sales charge is imposed on amounts derived from (a) increases in the value of an account above the total cost of such shares due to increases in the net asset value per share of the Fund, (b) reinvestment of dividends or capital gain distributions, or (c) shares redeemed five years or more after their purchase.

     The contingent deferred sales charge will be determined as follows:

         2% of amounts redeemed in the first five years after the date of purchase

         0% of amounts redeemed thereafter

     In determining whether a contingent deferred sales charge is payable and, if so, the percentage charge applicable, it is assumed that shares held the longest are the first to be redeemed.

     The contingent deferred sales charge will not be imposed on redemptions by officers, directors, full-time employees, and sales representatives of Yorktown Management & Research Company, Inc. or Yorktown Distributors, Inc., to the extent permitted by law, regulations, and/or interpretations. Fund shares also may be purchased by certain employee benefit plans ("eligible benefit plans") without the imposition of a contingent deferred sales charge. To be an eligible benefit plan, there must be at least 100 initial participants with accounts investing or invested in shares of the Fund. The initial purchase by the eligible benefit plan by or for the benefit of the initial participants of the plan must aggregate not less than $25,000 and subsequent purchases must be at least $100 per account and must aggregate at least $10,000. Purchases by the eligible benefit plan must be made pursuant to a single order and may not be made more often than monthly. A separate account will be established for each participant in the plan. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

     Dividends from the Fund's net investment income, if any, are declared and distributed at least annually. Any net capital gain (the excess of net long-term capital gain over net short-term capital loss) realized from the sale of portfolio securities is also distributed at least annually. Unless the Trust receives instructions to the contrary from a shareholder before the record date, it will be assumed that the shareholder wishes to receive both dividends and capital gain distributions in additional shares. Instructions continue in effect until the Trust is notified in writing that a change is desired. All reinvested dividends and capital gain distributions are reinvested in additional shares of the Fund on the payment date at their net asset value on that day. Account statements are mailed to shareholders evidencing the reinvestment. If the Trust has received instructions that a shareholder wishes to receive dividends and capital gain distributions in cash, and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested in the shareholder's account at the then current net asset value and the shareholder's election will be changed so that future distributions will be received in additional shares.

TAXATION OF THE FUND

     The Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and net capital gain that is distributed to its shareholders.

TAXATION OF SHAREHOLDERS

     Shareholders, other than tax-exempt entities (including those that hold shares pursuant to qualified retirement plans), are subject to current taxation on dividends paid, and capital gain distributions made, by the Fund. Distributions from the Fund's investment company taxable income are taxable as ordinary income to its shareholders, whether received in cash or in additional Fund shares, to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain are taxable as long-term capital gain to its shareholders, whether received in cash or in additional Fund shares, regardless of the period of time the shares have been held.

     Shareholders are informed of the tax status of distributions following the end of each calendar year. The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Such withholding also is required with respect to shareholders who otherwise are subject to backup withholding.

     A redemption of Fund shares will result in taxable gain or loss to the redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the shareholder's adjusted basis for the redeemed shares.

     The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. Because other federal, state or local tax considerations may apply, investors are urged to consult their tax advisers.

QUALIFIED RETIREMENT PLANS

     An investment in shares of the Fund may be appropriate for individual retirement accounts, tax deferred annuity plans under section 403(b) of the Code, self-employed individual retirement plans (commonly referred to as "Keogh plans"), simplified employee pension plans and other corporate retirement plans (including section 401(k) plans). Capital gain distributions and dividends received on Fund shares held by any of these accounts or plans are automatically reinvested in additional Fund shares, and taxation thereof is deferred until distributed by the account or plan. Investors who are considering establishing such an account or plan may wish to consult their attorneys or tax advisers with respect to individual tax questions. The option of investing in these accounts or plans through regular payroll deductions may be arranged with Distributors and the employer.

                            PERFORMANCE INFORMATION

     From time to time, quotations of the Fund's average annual total return ("Standardized Return") may be included in advertisements, sales literature or shareholder reports. Standardized Return will show percentage rates reflecting the average annual change in the value of an assumed initial investment of $1,000, assuming the investment has been held for periods of one year, five years and ten years as of a stated ending date. If a five and/or ten-year period has not yet elapsed, data will be provided as of the end of a period corresponding to the life of the Fund. Standardized Return reflects deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the period and assumes that all dividends and capital gain distributions were reinvested in shares of the Fund.

     In addition, the Fund may include in advertisements, sales literature or shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return shows a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); and it assumes reinvestment of all dividends and capital gain distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted. Non-Standardized Return may consist of cumulative total returns, average annual total returns, year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods. Average annual total return refers to the annual compound rate of return of an investment in the Fund. Non-Standardized Return does not reflect contingent deferred sales charges and would be lower if such charges were included.

     The total return of the Fund is increased to the extent that the Adviser waives all or a portion of its advisory fee, or reimbursed all or a portion of the Fund's expenses. Total return figures are based on historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance. Additional information about the Fund's performance is contained in the Statement of Additional Information and the Fund's annual report to shareholders, each of which may be obtained without charge.

                                  FUND SHARES

     The Trust was organized as a Massachusetts business trust in January 1985 under the name American Pension Investors Trust and is registered with the SEC under the 1940 Act as an open-end management investment company. The Trust currently consists of five separate series: the Growth Fund, the T-1 Treasury Trust, the Capital Income Fund, the Yorktown Classic Value Trust and the Yorktown Value Income Trust. The Board of Trustees may elect to add additional series in the future, although it has no present plan to do so. This Prospectus relates only to shares of the Yorktown Classic Value Trust.

     The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value of separate series. Shares of beneficial interest of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights. The shares of each series of the Trust will be voted separately except when an aggregate vote of all series is required by the 1940 Act.

     The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231 is the Fund's custodian. Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, is the Fund's transfer and dividend disbursing agent.

                              GENERAL INFORMATION

     Fund shareholders are kept informed through semi-annual and annual reports. Any inquiries should be directed in writing to the Trust at P.O. Box 2529, 2303 Yorktown Avenue, Lynchburg, Virginia 24501. Shareholders may direct general telephone inquiries to the Trust at the numbers listed on the back cover of this Prospectus. Telephone inquiries regarding shareholder account information should be directed to the Fund's transfer agent at the number listed on the back cover of this Prospectus.

                                    APPENDIX

                           DESCRIPTION OF SECURITIES

WARRANTS

     Warrants are instruments that provide the owner with the right to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Moreover, they are usually issued by the issuer of the security to which they relate. While warrants may be traded, there is often no secondary market for them. The Fund invests in publicly traded warrants only. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If warrants remain unexercised at the end of the specified exercise period, they lapse and the Fund's investment in them will be lost.

CONVERTIBLE SECURITIES

     The Fund may invest in a convertible security which is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and
(3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value"(the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

                YORKTOWN CLASSIC VALUE TRUST ACCOUNT APPLICATION

           Please Make Checks Payable to and Addressed to: API TRUST
                    P.O. Box 26305, Richmond, Virginia 23260
                   For Questions Please Call: (800) 544-6060

Amount: $                                  Confirm #:
Minimum Initial Investment $500, Subsequent $100

                              ACCOUNT REGISTRATION

TYPE OF ACCOUNT CHECK ONE:        [ ]         [ ] JOINT     [ ] GIFTS/TRANSFERS TO A
                               INDIVIDUAL      TENANTS               MINOR             [ ] TRUST    [ ] BUSINESS
                               COMPLETE A                                              COMPLETE D    COMPLETE E
                                  ONLY      COMPLETE A & B      COMPLETE C ONLY           ONLY          ONLY

[A]

First Name, Middle Initial, Last Name                Social Security Number (Required)      Date of Birth

[B]

First Name, Middle Initial, Last Name                Social Security Number (Required)      Date of Birth

Joint account holders will be considered "joint tenants with rights of survivorship" unless otherwise specified. Joint account holders may elect to register their account as an "either/or" account. Such an election permits shares to be redeemed and certain instructions to be honored upon the request of any one of the account holders. By electing "either/or" status, checks or some written requests with only one signature, from one tenant will be honored. If "either/or" is elected, the joint account holders agree that the Fund, its transfer agent and principal underwriter shall not be held liable for any loss sustained as a result of complying with these instructions.

[   ] "Either/or" election                                 [   ] All signatures
                                                                 required
[C]

Custodian's Name (only one permitted)        As Custodian For     Minor's Name (only one permitted)

under the     Uniform Gifts/Transfers to Minors Act.
         State                                          Minor's Social Security Number (Required)   Minor's Date of Birth

[D]
Name of Trustee                                      Name of Trust

                                                                   Taxpayer Identification
Name of Second Trustee (if any)         Date of Trust (Required)      Number (Required)

[E]
Name of Business        [ ] Corporation    [ ] Partnership    [ ] Other
                                                                         Specify

Taxpayer Identification Number              Person to Contact Concerning Account

MAILING ADDRESS

Street Address and Apartment Number or Box Number     City    State   Zip Code

I am a: [ ] U.S. Citizen [ ] Resident Alien

                            (Area Code) Day Phone     (Area Code) Evening Phone

    [ ] Non-Resident Alien
                           Please Specify Country

                  (ADDITIONAL INFORMATION REQUIRED ON REVERSE)

                        CORPORATE AND TRUST CERTIFICATION

I hereby certify: (i) that I am the duly qualified Secretary of    , a
corporation duly organized and existing under the laws of    , or (ii) that
is/are the currently acting trustee(s) of    , and that all actions by
shareholders, directors, trustees and other bodies necessary to execute this Application and establish an account with API Trust have been taken; and further, that any one of the following officers or trustees, unless a greater number is specified, is, and until further notice to API Trust, will be duly authorized and empowered to purchase, sell, assign, transfer, and withdraw securities and funds from the account established hereby.

Dated this day of  , 19

Name                          Title     Signature of Secretary or Trust Officer

If more than one signature is required on the account, please specify the number of signatures required and identify the individuals below:

Name                          Title     Signature

Name                          Title     Signature

                              LIMITED AUTHORIZATION

I hereby authorize API Trust, its transfer agent and its principal underwriter to transmit information (such as statements) and to honor redemption instructions from the party designated below concerning my account:
Broker/Dealer [ ]   Investment Adviser [ ]

Firm Name                                        Firm Address

(   )
Main Office Phone Number                      Client Securities Firm Account No.

Registered Representative Name

                              DISTRIBUTION OPTIONS

If no box below is checked, all distributions (dividends and capital gains) will be reinvested in additional shares.
[ ] I would like all dividends and capital gains (if any) reinvested in my account.
[ ] I would like all dividends and capital gains (if any) paid to me in cash.
[ ] I would like all dividends (if any) paid to me in cash and all capital gains
    (if any) reinvested in my account.

                            AUTOMATIC INVESTMENT PLAN

Purchases through the Automatic Investment Plan are effected on the 15th day of the month (or the following business day). Check one:

[ ] Monthly Investment                [ ] Quarterly Investment
                                          (March, June, September, December)

Amount of Systematic Investment $         ($100 Minimum)

PLEASE ATTACH A VOIDED CHECK TO THIS APPLICATION.

                           SYSTEMATIC WITHDRAWAL PLAN

(The minimum initial investment or public offering price of any existing account must be $10,000 or more.)

[ ] Check here if you would like additional information and the Application for Systematic Withdrawal Plan sent to you.

                                   SIGNATURES

I acknowledge receipt of a current prospectus of Yorktown Classic Value Trust and agree to be bound by its terms and the terms set forth herein. As required by law and under penalties of perjury, I certify that (1) the Social Security or other taxpayer identification number (TIN) provided on this application is my correct TIN, and (2) currently I am not under IRS notification that I am subject to backup withholding. (Please strike out clause (2) if you are currently under notification.)

Applicant                     Date     Joint Applicant                      Date

Other Authorized Signature    Date     Other Authorized Signature           Date

      EXECUTIVE OFFICES
      American Pension Investors Trust
      P.O. Box 2529
      2303 Yorktown Avenue
      Lynchburg, Virginia 24501
      (800) 544-6060

      INVESTMENT ADVISER
      Yorktown Management & Research
        Company, Inc.
      P.O. Box 2529
      2303 Yorktown Avenue
      Lynchburg, Virginia 24501
      (800) 544-6060

      DISTRIBUTOR
      Yorktown Distributors, Inc.
      P.O. Box 2529
      2303 Yorktown Avenue
      Lynchburg, Virginia 24501
      (800) 544-6060

      TRANSFER AGENT AND DIVIDEND
        DISBURSING AGENT
      Fund Services, Inc.
      P.O. Box 26305
      Richmond, Virginia 23260
      (800) 628-4077

      CUSTODIAN
      Custodial Trust Company
      101 Carnegie Center
      Princeton, New Jersey 08540-6231

      INDEPENDENT AUDITORS
      Coopers & Lybrand L.L.P.
      217 E. Redwood Street
      Baltimore, Maryland 21202

  No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information and representations must not be relied upon as having been authorized by the Trust or its distributor. This Prospectus does not constitute an offering by the Trust or its distributor in any jurisdiction to any person to whom such offering may not lawfully be made.

                                [YORKTOWN LOGO]

                                YORKTOWN CLASSIC
                                  VALUE TRUST
                                   PROSPECTUS

                  This Prospectus is dated September 20, 1995